                                                           Exhibit 99(a)


1993 UTILITY DATA - ELECTRIC OPERATIONS          YEAR ENDED DECEMBER 31, 1993
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
MISSOURI PUBLIC SERVICE
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Generating capability (MW):
  Coal-fired                                                            658
  Gas and oil-fired                                                     286
Firm purchased power(MW):*
  Associated Electric (through 5/2001)                                  180
  Union Electric (through 5/2001)                                       115
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Total System Capability                                               1,239
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Peak load (MW)                                                          995
Load factor                                                           45.4%
Cooling degree-days                                                   1,221
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Source of energy (MWH-000's):
  Coal                                                                3,123
  Gas and oil                                                            39
  Purchased power                                                       933
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Total                                                                 4,095
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Average cost of energy (cents/KWH):
Generated                                                        1.33 CENTS
Purchased (including capacity)                                   3.04 CENTS
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Total Average Cost of Energy                                     1.72 CENTS
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WESTPLAINS ENERGY
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Generating capability (MW):
  Coal-fired                                                            206
  Gas and oil-fired                                                     414
Firm purchased power (MW):*
  Public Service Company of Colorado
    (through 7/2017)                                                    100

  Public Service Company of Colorado
    (through 6/2002)                                                     75
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Total System Capability                                                 795
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Peak load (MW):
  Kansas                                                                409
  Colorado                                                              219
Load factor:
  Kansas                                                              52.1%
  Colorado                                                            67.2%
Cooling degree-days                                                   1,985
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Source of energy (MWH-000's):
  Coal                                                                1,362
  Gas and oil                                                           424
  Purchased power                                                     1,651
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Total                                                                 3,437
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Average cost of energy (cents/KWH):
  Generated                                                      1.73 CENTS
  Purchased (including capacity)                                 3.09 CENTS
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Total Average Cost of Energy                                     2.39 CENTS
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WEST KOOTENAY POWER
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Generating capability (MW) - Hydro                                      205
Firm purchased power (MW):*
  B.C. Hydro (through 9/2013)                                           160
  Cominco (through 9/2005)                                              120
  Cominco (through 12/99)                                                48
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Total System Capability                                                 533
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Peak load (MW)                                                          641
Load factor                                                           54.0%
Heating degree-days                                                   3,599
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Source of energy (MWH-000's):
  Hydro                                                               1,530
  Purchased power                                                     1,490
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Total                                                                 3,020
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Average cost of energy (cents/KWH):
  Generated                                                       .81 CENTS
  Purchased (including capacity)                                 2.06 CENTS
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Total Average Cost of Energy                                     1.43 CENTS
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WEST VIRGINIA POWER
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Firm purchased power (MW):*
  Appalachian Power (through 9/97)                                       42
Peak load (MW)                                                           81
Load factor                                                           54.1%
Heating degree-days                                                   5,342
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Source of Energy (MWH-000's)
  Purchased power                                                       395
Average cost of energy purchased
  (including capacity) (cents/KWH)                               3.62 CENTS
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

ELECTRIC  TARIFF SALES VOLUMES

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                         Residential  Commercial   Industrial   Other
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

Missouri Public Service          41%        28%          15%     16%
WestPlains Energy                27         31           27      15
West Kootenay Power              35         15           18      32
West Virginia Power              55         31            9       5
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
*Purchased power contract commitments in future years may vary from the December 31, 1993 amount.